UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 29, 2013

LIFEWAY FOODS, INC.

(Exact name of registrant as specified in its charter)

ILLINOIS	000-17363	36-3442829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 West Oakton St. Morton Grove, IL		60053
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (847) 967-1010

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 29, 2013, the Audit Committee of the Board of Directors of Lifeway Foods, Inc. (the “Company”) concluded that the consolidated financial statements included in the quarterly reports on Form 10-Q for the periods ended March 31, 2012, June 30, 2012 and September 30, 2012,  should no longer be relied on because of the errors described below. The Audit Committee’s conclusion was made in consultation with the Company's independent registered public accounting firm, Plante & Moran, PLLC (“PM”). The Company’s management and the Audit Committee have discussed with PM the matters disclosed in this filing.

The Company determined that the consolidated statements of income for the year-to-date periods ended March 31, 2012, June 30, 2012 and September 30, 2012, including comparatively presented periods, that were previously included in our Quarterly Reports on Forms 10-Q filed in 2012 should be restated as a result of erroneous presentation of production activity within general and administrative operating expenses. These restatements result in increases in cost of goods sold and corresponding decreases in general and administrative operating expenses. These restatements had no impact on our previously reported net income, condensed consolidated balance sheets or consolidated statements of cash flows.

As detailed in the tables below, these restatements impact the following consolidated statement of income line items:

	(Unaudited) Three Months Ended March 31, 2012			(Unaudited) Six Months Ended June 30, 2012			(Unaudited) Nine Months Ended September 30, 2012
	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated
Income Statement
Net Sales	$19,397,197	$—	$19,397,197	$39,950,578	$—	$39,950,578	$60,570,311	$—	$60,570,311
COGS	$12,637,386	$668,381	$13,305,767	$25,153,336	$1,088,149	$26,241,485	$38,299,212	$1,692,406	$39,991,618
Gross Profit	$6,759,811	$(668,381)	$6,091,430	$14,797,242	$(1,088,149)	$13,709,093	$22,271,099	$(1,692,406)	$20,578,693
Operating Expenses	$4,887,281	$(668,381)	$4,218,900	$9,797,959	$(1,088,149)	$8,709,810	$15,194,607	$(1,692,406)	$13,502,201
Income from Operations	$1,872,530	$—	$1,872,530	$4,999,283	$—	$4,999,283	$7,076,492	$—	$7,076,492

	(Unaudited) Three Months Ended March 31, 2011			(Unaudited) Six Months Ended June 30, 2011			(Unaudited) Nine Months Ended September 30, 2011
	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated
Income Statement
Net Sales	$17,303,903	$—	$17,303,903	$35,501,821	$—	$35,501,821	$53,203,425	$—	$53,203,425
COGS	$9,722,230	$532,856	$10,255,086	$22,478,463	$990,620	$23,469,083	$34,047,699	$1,581,339	$35,629,038
Gross Profit	$7,581,673	$(532,856)	$7,048,817	$13,023,358	$(990,620)	$12,032,738	$19,155,726	$(1,581,339)	$17,574,387
Operating Expenses	$4,316,051	$(532,856)	$3,783,195	$9,057,522	$(990,620)	$8,066,902	$13,622,185	$(1,581,339)	$12,040,846
Income from Operations	$3,265,622	$—	$3,265,622	$3,965,836	$—	$3,965,836	$5,533,541	$—	$5,533,541

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Because the Company's financial statements for the year ended December 31, 2012 will soon be available, the Company has determined that the most clear presentation would be to include the restated financial statements in its annual report on Form 10-K for the year ended December 31, 2012 rather than amend the Quarterly Reports on Forms 10-Q filed in 2012. Therefore, the required restatements and revisions to the presentation of comparable periods will be included in the 2012 Form 10-K, which the Company expects to be timely filed on or prior to April 1, 2013.

In connection with the restatements described above, the Company’s management reassessed its evaluation of the effectiveness of the Company’s disclosure controls and procedures for the periods ended March 31, 2012, June 30, 2012 and September 30, 2012 to determine whether, as a result of the errors described above, management's previous conclusions regarding the effectiveness of the Company's disclosure controls and procedures as of December 31, 2011 needs to be modified. Management has concluded that the Company's disclosure controls and procedures were not effective as of March 31, 2012, June 30, 2012 or September 30, 2012. This conclusion is based on the existence of a material weakness in our internal control over financial reporting related to the classification of certain costs and expenses.  Specifically, the Company and its auditors determined during the audit of our financial statements that certain post-closing adjustments were required with respect to our classification of certain of our direct manufacturing costs from general and administrative to cost of goods sold, primarily consisting of utilities, wage related expenses and overhead.

In light of the material weakness described above, we are taking steps to remediate our material weakness.  Management enhanced the review process by improving real time general ledger monitoring and wage detail in the financial statement functionality of our accounting software, allowing for improved internal review of the source information which goes in to the completion of the financial statements.  More specifically, management has focused on improving specific coding of direct expenses as compared to general and administrative expenses.

Forward-Looking Statements

Except for historical information, the matters discussed herein are "forward-looking statements" within the meaning of the federal securities laws and regulations. Forward-looking statements include statements regarding the Company's intent to restate its prior financial statements, the financial statements to be restated, the expected adjustments of the restated financials, and the expected timing of filing the restated financial reports. There can be no assurance that the Company's management, Audit Committee or independent registered public accounting firm will not identify additional issues or other considerations in connection with the restatement and the audit and review process, or that these issues will not require additional adjustments to the Company's prior financial results. All of these statements are subject to risks and uncertainties which may cause actual results to differ materially from those stated here. These risks and uncertainties include, but are not limited to, the risk that additional information may arise from the oversight of the audit committee, the risk that the process of preparing and auditing the financial statements or other subsequent events would require the Company to make additional adjustments, the time and effort required to complete the restatement of the financial reports and the risk of litigation or governmental investigations or proceedings relating to such matters. Other risks are described more fully in the Company's filings with the Securities and Exchange Commission. Forward-looking statements reflect management's analysis as of the date of this current report. The Company does not undertake to revise these statements to reflect subsequent developments.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEWAY FOODS, INC.
Dated: April 1, 2013	By:	/s/ Edward Smolyansky
Edward Smolyansky
Chief Financial and Accounting Officer, Treasurer, Chief Operating Officer and Secretary

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